Exhibit 99.(1)(W)

CERTIFICATE OF CORRECTION

to

ARTICLES SUPPLEMENTARY

of

AMERICAN SKANDIA ADVISOR FUNDS, INC.

(a Maryland corporation)

AMERICAN SKANDIA ADVISOR FUNDS, INC., a Maryland corporation (the “Corporation”), having its principal office in Baltimore City, Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST:  On January 30, 2004 at 2:56 p.m. the Corporation filed with the Department Articles Supplementary dated January 27, 2004. (the “Articles Supplementary”) to the Charter of the Corporation, and the Articles Supplementary require correction as permitted by Section 1-207 of the Corporations and Associations Article of the Annotated Code of Maryland.

SECOND:  (A)  Each reference in the Articles Supplementary, as previously filed and to be corrected hereby, to “ASAF Strong International Equity Fund” should read, as corrected hereby, as “ASAF International Equity Fund”.

(B)  The inaccuracies or defects contained in the Articles Supplementary, as previously filed, relating to ASAF International Equity Fund did not reflect the name change to this Fund occurring in December 2003.

THIRD:  (A)  Article SECOND, Sections (a) and (b) of the Articles Supplementary, as previously filed and to be corrected hereby, reads as follows:

(a)  As of immediately before the amendment the total number of shares of stock of all classes which the Corporation has authority to issue is five billion, five hundred million (5,500,000,000) shares, all of which shares are Common Stock (par value $.001 per share) classified into the following series (each known as a Fund):

150,000,000 shares	ASAF PBHG Small-Cap Growth Fund
150,000,000 shares	ASAF Gabelli Small-Cap Value Fund
300,000,000 shares	ASAF Goldman Sachs Concentrated Growth Fund
150,000,000 shares	ASAF INVESCO Capital Income Fund
150,000,000 shares	ASAF American Century Strategic Balanced Fund
150,000,000 shares	ASAF Federated High Yield Bond Fund
250,000,000 shares	ASAF PIMCO Total Return Bond Fund
1,800,000,000 shares	ASAF Money Market Fund
150,000,000 shares	ASAF William Blair International Growth Fund

150,000,000 shares	ASAF Alliance Growth and Income Fund
150,000,000 shares	ASAF Neuberger Berman Mid-Cap Value Fund
300,000,000 shares	ASAF Marsico Capital Growth Fund
150,000,000 shares	ASAF MFS Growth with Income Fund
150,000,000 shares	ASAF Sanford Bernstein Managed Index 500 Fund
150,000,000 shares	ASAF Strong International Equity Fund
150,000,000 shares	ASAF DeAM Small-Cap Growth Fund
150,000,000 shares	ASAF Goldman Sachs Mid-Cap Growth Fund
150,000,000 shares	ASAF INVESCO Technology Fund
150,000,000 shares	ASAF ProFund Managed OTC Fund
150,000,000 shares	ASAF INVESCO Health Sciences Fund
150,000,000 shares	ASAF T. Rowe Price Tax Managed Fund
150,000,000 shares	ASAF Sanford Bernstein Core Value Fund
150,000,000 shares	ASAF DeAM Large-Cap Growth Fund

(b)  As amended the total number of shares of stock of all classes which the Corporation has authority to issue is five billion, five hundred million (5,500,000,000) shares, all of which are Common Stock (par value $.001 per share) classified into the following series (each known as a Fund).

125,000,000 shares	ASAF Founders International Small Capitalization Fund
125,000,000 shares	ASAF American Century International Growth Fund
125,000,000 shares	ASAF PBHG Small-Cap Growth Fund
125,000,000 shares	ASAF Gabelli Small-Cap Value Fund
325,000,000 shares	ASAF Janus Capital Growth Fund
125,000,000 shares	ASAF INVESCO Equity Income Fund
125,000,000 shares	ASAF American Century Strategic Balanced Fund
125,000,000 shares	ASAF Federated High Yield Bond Fund
125,000,000 shares	ASAF PIMCO Total Return Bond Fund
1,500,000,000 shares	ASAF Money Market Fund
100,000,000 shares	ASAF Janus Overseas Growth Fund
125,000,000 shares	ASAF Alliance Growth Fund
125,000,000 shares	ASAF Alliance Growth and Income Fund

125,000,000 shares	ASAF Neuberger Berman Mid-Cap Growth Fund
125,000,000 shares	ASAF Neuberger Berman Mid-Cap Value Fund
200,000,000 shares	ASAF Marsico Capital Growth Fund
125,000,000 shares	ASAF MFS Growth with Income Fund
125,000,000 shares	ASAF Sanford Bernstein Managed Index 500 Fund
125,000,000 shares	ASAF Strong International Equity Fund
125,000,000 shares	ASAF DeAM Small-Cap Growth Fund
125,000,000 shares	ASAF Janus Mid-Cap Growth Fund
125,000,000 shares	ASAF Alger All-Cap Growth Fund
125,000,000 shares	ASAF INVESCO Technology Fund
125,000,000 shares	ASAF ProFund Managed OTC Fund
125,000,000 shares	ASAF Gabelli All-Cap Value Fund
125,000,000 shares	ASAF INVESCO Health Sciences Fund
125,000,000 shares	ASAF T. Rowe Price Tax Managed Fund
125,000,000 shares	ASAF Alliance/Bernstein Growth + Value Fund
125,000,000 shares	ASAF Sanford Bernstein Core Value Fund
125,000,000 shares	ASAF DeAM Large-Cap Growth Fund
125,000,000 shares	ASAF DeAM Large-Cap Value Fund

(B)  Article SECOND, Sections (a) and (b) of the Articles Supplementary, as corrected hereby, shall read follows:

(a)  As of immediately before the amendment the total number of shares of stock of all classes which the Corporation has authority to issue is five billion, five hundred million (5,500,000,000) shares, all of which shares are Common Stock (par value $.001 per share) classified into the following series (each known as a Fund):

125,000,000 shares	ASAF Founders International Small Capitalization Fund
125,000,000 shares	ASAF American Century International Growth Fund
125,000,000 shares	ASAF PBHG Small-Cap Growth Fund
125,000,000 shares	ASAF Gabelli Small-Cap Value Fund
325,000,000 shares	ASAF Janus Capital Growth Fund
125,000,000 shares	ASAF INVESCO Equity Income Fund
125,000,000 shares	ASAF American Century Strategic Balanced Fund

125,000,000 shares	ASAF Federated High Yield Bond Fund
125,000,000 shares	ASAF PIMCO Total Return Bond Fund
1,500,000,000 shares	ASAF Money Market Fund
100,000,000 shares	ASAF Janus Overseas Growth Fund
125,000,000 shares	ASAF Alliance Growth Fund
125,000,000 shares	ASAF Alliance Growth and Income Fund
125,000,000 shares	ASAF Neuberger Berman Mid-Cap Growth Fund
125,000,000 shares	ASAF Neuberger Berman Mid-Cap Value Fund
200,000,000 shares	ASAF Marsico Capital Growth Fund
125,000,000 shares	ASAF MFS Growth with Income Fund
125,000,000 shares	ASAF Sanford Bernstein Managed Index 500 Fund
125,000,000 shares	ASAF International Equity Fund
125,000,000 shares	ASAF DeAM Small-Cap Growth Fund
125,000,000 shares	ASAF Janus Mid-Cap Growth Fund
125,000,000 shares	ASAF Alger All-Cap Growth Fund
125,000,000 shares	ASAF INVESCO Technology Fund
125,000,000 shares	ASAF ProFund Managed OTC Fund
125,000,000 shares	ASAF Gabelli All-Cap Value Fund
125,000,000 shares	ASAF INVESCO Health Sciences Fund
125,000,000 shares	ASAF T. Rowe Price Tax Managed Fund
125,000,000 shares	ASAF Alliance/Bernstein Growth + Value Fund
125,000,000 shares	ASAF Sanford Bernstein Core Value Fund
125,000,000 shares	ASAF DeAM Large-Cap Growth Fund
125,000,000 shares	ASAF DeAM Large-Cap Value Fund

(b)  As amended the total number of shares of stock of all classes which the Corporation has authority to issue is five billion, five hundred million (5,500,000,000) shares, all of which are Common Stock (par value $.001 per share) classified into the following series (each known as a Fund).

150,000,000 shares	ASAF PBHG Small-Cap Growth Fund
150,000,000 shares	ASAF Gabelli Small-Cap Value Fund
300,000,000 shares	ASAF Goldman Sachs Concentrated Growth Fund
150,000,000 shares	ASAF INVESCO Capital Income Fund

150,000,000 shares	ASAF American Century Strategic Balanced Fund
150,000,000 shares	ASAF Federated High Yield Bond Fund
250,000,000 shares	ASAF PIMCO Total Return Bond Fund
1,800,000,000 shares	ASAF Money Market Fund
150,000,000 shares	ASAF William Blair International Growth Fund
150,000,000 shares	ASAF Alliance Growth and Income Fund
150,000,000 shares	ASAF Neuberger Berman Mid-Cap Value Fund
300,000,000 shares	ASAF Marsico Capital Growth Fund
150,000,000 shares	ASAF MFS Growth with Income Fund
150,000,000 shares	ASAF Sanford Bernstein Managed Index 500 Fund
150,000,000 shares	ASAF International Equity Fund
150,000,000 shares	ASAF DeAM Small-Cap Growth Fund
150,000,000 shares	ASAF Goldman Sachs Mid-Cap Growth Fund
150,000,000 shares	ASAF INVESCO Technology Fund
150,000,000 shares	ASAF ProFund Managed OTC Fund
150,000,000 shares	ASAF INVESCO Health Sciences Fund
150,000,000 shares	ASAF T. Rowe Price Tax Managed Fund
150,000,000 shares	ASAF Sanford Bernstein Core Value Fund
150,000,000 shares	ASAF DeAM Large-Cap Growth Fund

(C)  The inaccuracies or defects contained in Article SECOND, Sections (a) and (b) of the Articles Supplementary, as previously filed, are (in addition to the inaccuracies or defects referred to in Article SECOND hereof) that listing of funds was reversed.

FOURTH:  The provisions of the witness paragraph, the signature block, and the acknowledgment paragraph of the Articles Supplementary as previously filed and to be corrected hereby are as follows:

IN WITNESS WHEREOF, AMERICAN SKANDIA ADVISOR FUNDS, INC. has caused these presents to be signed in its name and on its behalf by its Secretary and witnessed by its Assistant Secretary on January 27, 2004.

WITNESS:	AMERICAN SKANDIA ADVISOR
FUNDS, INC.

/s/Edward P. Macdonald	By: /s/ Richard H. Kirk
Edward P. Macdonald	Richard H. Kirk
Assistant Secretary	Assistant Secretary

THE UNDERSIGNED, Vice President of AMERICAN SKANDIA ADVISOR FUNDS, INC., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

/s/ Richard H. Kirk
Richard H. Kirk
Assistant Secretary

(B)  The provisions of the witness paragraph, the signature block, and the acknowledgment paragraph of the Articles Supplementary as corrected hereby are as follows:

IN WITNESS WHEREOF, AMERICAN SKANDIA ADVISOR FUNDS, INC. has caused these presents to be signed in its name and on its behalf by its Vice President and witnessed by its Assistant Secretary on January 27, 2004.

WITNESS:	AMERICAN SKANDIA ADVISOR
FUNDS, INC.

/s/Richard H. Kirk	By:	/s/Judy A. Rice
Richard H. Kirk		Judy A. Rice
Assistant Secretary		President

THE UNDERSIGNED, Vice President of AMERICAN SKANDIA ADVISOR FUNDS, INC., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

/s/ Judy A. Rice
Judy A. Rice
President

(C)  The inaccuracies or defects in the Articles Supplementary as previously filed are that the Articles Supplementary and the acknowledgement should have been executed by a Vice President of the Corporation.

FIFTH:  The name of each party to the document being corrected is AMERICAN SKANDIA ADVISOR FUNDS, INC.

IN WITNESS WHEREOF, AMERICAN SKANDIA ADVISOR FUNDS, INC. has caused this Certificate of Correction to be signed in its name and on its behalf by its Vice President and witnessed by its Secretary on February 27 2004.

WITNESS:		AMERICAN SKANDIA ADVISOR FUNDS, INC.

/s/ Richard H. Kirk	By:	/s/ Judy A. Rice
Richard H. Kirk, Assistant Secretary		Judy A. Rice, President

THE UNDERSIGNED, Vice President of AMERICAN SKANDIA ADVISOR FUNDS, INC., with respect to the foregoing Certificate of Correction of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Certificate of Correction to be the act of the Corporation and further certifies that, to the best of his or her knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects, under the penalties of perjury.

/s/ Judy A. Rice
Judy A. Rice President